Exhibit 99.2

NEWS RELEASE

EQT COMPLETES SEPARATION OF MIDSTREAM BUSINESS,

BEGINS NEW CHAPTER AS FOCUSED INDUSTRY LEADER

Robert J. McNally becomes President and Chief Executive Officer of EQT

PITTSBURGH, PA (November 13, 2018) — EQT Corporation (NYSE: EQT) today announced it has completed the spin-off of Equitrans Midstream Corporation (NYSE: ETRN), a company formed by EQT to hold EQT’s midstream business in the context of the separation of EQT’s upstream and midstream businesses.

EQT will continue to hold its upstream business, which is the largest producer of natural gas in the United States based on average daily sales volume. Upon completion of the separation, Robert J. McNally became EQT’s President and Chief Executive Officer.

“As we begin a new chapter in EQT’s 130-year history, I am very excited about what the future holds for the company,” McNally said. “EQT is in a great strategic position to renew our focus on the upstream business and develop the premier natural gas asset base in Appalachia. Our commitment to capital discipline and operational efficiencies will drive value for our shareholders, our employees and the communities where we operate.”

EQT will continue trading on the NYSE under the symbol “EQT.” As a standalone publicly traded company, ETRN’s common stock begins “regular-way” trading today on the NYSE under the symbol “ETRN.”

The spin-off was effected through a pro rata distribution to EQT’s shareholders of 80.1% of the outstanding common stock of ETRN effective at 11:59 p.m. (ET) on November 12, 2018. EQT shareholders retained their EQT shares and received 0.80 shares of ETRN common stock for every one share of EQT common stock outstanding as of the close of business on November 1, 2018.

EQT retained 19.9% of the outstanding common stock of ETRN.

About EQT Corporation

EQT Corporation is a natural gas production company with emphasis in the Appalachian Basin and operations throughout Pennsylvania, West Virginia and Ohio. With 130 years of experience and a long-standing history of good corporate citizenship, EQT is the largest producer of natural gas in the United States. As a leader in the use of advanced horizontal drilling technology, EQT is committed to minimizing the impact of drilling-related activities and reducing its overall environmental footprint. Through safe and responsible operations, EQT is helping to meet our nation’s demand for clean-burning energy, while continuing to provide a rewarding workplace and support for activities that enrich the communities where its employees live and work. Visit EQT Corporation at www.EQT.com; and to learn more about EQT’s sustainability efforts, please visit https://csr.eqt.com.

Cautionary Statements

Disclosures in this news release contain certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Statements that do not relate strictly to historical or current facts are forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this news release specifically include the expectations of plans, strategies, objectives and growth and anticipated financial and operational performance of EQT and its subsidiaries. These statements involve risks and uncertainties that could cause actual results to differ materially from projected results.

Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. EQT has based these forward-looking statements on current expectations and assumptions about future events. While EQT considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond EQT’s control. The risks and uncertainties that may affect the operations, performance and results of EQT’s business and forward-looking statements include, but are not limited to, those risks discussed in EQT’s most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission.

Any forward-looking statement speaks only as of the date on which such statement is made and EQT does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.

Contacts:

Analyst inquiries:
Blake McLean, 412-395-3561
Senior Vice President, Investor Relations and Strategy
bmclean@eqt.com

Media inquiries:
Linda Robertson, 412-553-7827
Media Relations Manager
lrobertson@eqt.com